Warrants	12 Months Ended
Jul. 03, 2022
Warrants Note Disclosure Abstract
Warrants

(12) Warrants

Warrant activity from the Closing Date to July 3, 2022 is as follows:

	Warrants outstanding at Closing Date	Repurchased	Exercised(a)	Redeemed	Warrants outstanding at July 3, 2022
Publicly traded warrants	11,827,864	(2,690,272)	(9,128,891)	(8,701)	—
Private placement warrants	3,778,480	—	(3,778,480)	—	—
Unvested private placement warrants	1,619,348	—	(1,619,348)	—	—
Total	17,225,692	(2,690,272)	(14,526,719)	(8,701)	—

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(a) — As a result of exercising the warrants, 4,266,439 shares of Class A common stock were issued, of which 475,440 shares that were issued in exchange for unvested private placement warrants are subject to additional earnout provisions. Please refer to Note 13 — Earnouts for more details on the additional Earnout Shares.

Share and Warrant Repurchase Plan:    On February 7, 2022, the Company announced that its Board of Directors authorized a share and warrant repurchase program providing for repurchases of up to $200,000 of the Company’s outstanding Class A common stock and warrants through February 3, 2024. 2,690,272 warrants were repurchased for $5,382 under the repurchase program as of July 3, 2022. Please refer to Note 15 — Common Stock, Preferred Stock and Stockholders’ Equity for more details on share repurchases under the program.

Redemption of Public and Private Placement Warrants:    On April 14, 2022, the Company announced that it would redeem all of its outstanding publicly traded and privately held warrants to purchase shares of its Class A common stock as of May 16, 2022 (the “Redemption Date”) for a redemption price of $0.10 per warrant (the “Redemption Price”).

After the announcement and prior to the Redemption Date, holders of the warrants could choose to elect to exercise their warrants on a “cashless basis” by receiving a number of shares of Class A common stock based on the volume weighted average price of the Class A common stock for the ten trading days immediately following on the third trading day prior to the date on which notice of redemption was delivered to holders (the “Redemption Fair Market Value”), which was $12.0985 per warrant. As a result, holders who exercised their warrants on a “cashless” basis before the Redemption Date received 0.2936 shares of Class A common stock per warrant exercised.

As a result of the completion of the redemption of the warrants, the Company issued 4,266,439 shares of Class A common stock after 9,128,891 publicly traded warrants and 5,397,828 privately held warrants were exercised on a cash or cashless basis. The Company redeemed 8,701 publicly traded warrants at the redemption price of $0.10 per warrant. The amount of cash generated from the exercise of warrants and the amount of cash paid at the redemption price of $0.10 per warrant was not material. In connection with the warrant redemption, the warrants ceased trading on the NYSE and were delisted. The change in value of the warrants was recorded through earnings through the settlement date. The Company no longer has any warrants outstanding.